UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

PEN INC.

(Exact name of registrant as specified in its charter)

Delaware	47-1598792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

701 Brickell Avenue, Suite 1550, Miami Florida 33131

(Address of principal executive offices) (Zip Code)

(844) 736-6266

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2016 the reverse split of our outstanding common stock will be effective. A certificate of amendment to our amended and restated certificate of incorporation has been filed in Delaware to effect (i) a reverse stock split of the outstanding shares of each class of common stock at the ratio of 180-for-1, (ii) reduce the authorized number of shares of common stock to 10,000,000 comprised of 7,200,000 shares of Class A common stock, 2,500,000 shares of Class B common stock, and 300,000 shares of Class Z common stock, and (iii) set a par value of $0.0001 per share of each class of common stock upon the effectiveness of the reverse stock split.

As a result of the reverse stock split, every 180 issued and outstanding shares of our Class A common stock are being converted into one validly issued, fully paid and non-assessable share of Class A common stock. No fractional shares will be issued. If, as a result of the reverse stock split, a registered or beneficial stockholder would otherwise be entitled to receive a fractional share of common stock, the Company will round up to one whole share of common stock. The same adjustment will occur for the outstanding shares of Class B common stock and Class Z common stock.

Trading will begin on a post-split basis on January 26, 2016. Beginning on that date, each stock certificate representing pre-reverse stock split shares of common stock will be deemed to evidence ownership of post-reverse stock split shares of common stock. Stockholders do not need to exchange their existing stock certificates and no certificates for our shares will be issued as a result of the reverse stock split. Generally, our shares are not certificated. The registered owner on the books and records of PEN or its transfer agent of any old stock certificate shall have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions based upon the post-reverse split shares.

This description of the certificate of amendment is qualified in its entirely by reference to the certificate that is filed as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 26, 2016, we issued a press release regarding the reverse split of our outstanding common stock. A copy of that press release is attached as Exhibit 99.1 and is incorporated by reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment No. 1 to Amended and Restated Certificate of Incorporation of PEN Inc.

99.1	PEN Inc. press release dated January 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEN Inc.

Date: January 26, 2016	By:	/s/ Jeanne M Rickert
Secretary